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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 12, 1994
                                                 -------------------------------


                              GRUBB & ELLIS COMPANY
- - --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                             1-8122                      94-1424307
- - --------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
OF INCORPORATION)                  FILE NUMBER)              IDENTIFICATION NO.)



ONE MONTGOMERY STREET, TELESIS TOWER, SAN FRANCISCO, CALIFORNIA            94104
- - --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (415) 956-1990
                                                  ------------------------------


                                    NO CHANGE
- - --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 5.   OTHER EVENTS.

          The Press Release of Grubb & Ellis Company dated September 13, 1994 is attached hereto as Exhibit 28.1, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits




          Exhibit
          Number
          ------
          28.1           Press Release dated September 13, 1994.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GRUBB & ELLIS COMPANY
                                        ----------------------------------------
                                        (Registrant)

Date: September 22,  1994               By:Robert J. Walner
                                           -------------------------------------
                                           Robert J. Walner
                                           Senior Vice President and
                                           General Counsel


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                                  EXHIBIT INDEX


          Exhibit
          Number
          ------

          28.1           Press Release dated September 13, 1994


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